UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2014

OCONEE FEDERAL FINANCIAL CORP.

(Exact name of Registrant as specified in its charter)

Federal (State or Other Jurisdiction of Incorporation)	001-35033 (Commission File Number)	32-0330122 (I.R.S. Employer Identification No.)

201 East North Second Street, Seneca, South Carolina 29678

(Address of principal executive offices)

(864) 882-2765

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On August 15, 2014, Oconee Federal Financial Corp. issued a press release to announce its results of operations for the three months and year ended June 30, 2014. The press release and related financial information is included as Exhibit 99.1 to this report. The information included in the press release and related financial information is considered to be “furnished” under the Securities Exchange Act of 1934.

Item 9.01                                           Financial Statements and Exhibits

(a)                                                                                 Financial Statements of businesses acquired.  Not Applicable.

(b)                                                                                 Pro forma financial information.  Not Applicable.

(c)                                                                                  Shell company transactions. None

(d)                                                                                 Exhibits.

Exhibit No.	Description
99.1	Press release dated August 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCONEE FEDERAL FINANCIAL CORP.

Date: August 15, 2014	By:	/s/ H. Allen Salter
H. Allen Salter
Senior Vice President and Chief Financial Officer
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 15, 2014